Exhibit 10.4

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 028 DATE OF CHANGE ORDER: March 30, 2006 Control Building and Bundle of Miscellaneous Changes No. 2

The Agreement between the Parties listed above is changed as follows:

Increase the size and make the following changes to the Control Building:

1.	Extend the second floor outside walkway/platform from two sides to four sides- to wrap completely around the Control Building.

2.	Increase the area of the Control Building by 1,499 sq. ft. to (1) add operations office spaces and (2) increase the size of the meeting room.

3.	Increase the area of the telecom room by 180 sq. ft.

4.	Add an 18’ window between meeting room and control room on second floor

5.	Add 2 Access doors on second floor with key card readers

Bundle of Miscellaneous Changes No. 2:

6.	Miscellaneous Instrument Changes to Atlas Copco Vapor Return Blowers:

a.	Replace the Siemens Programmable Logic Controller (PLC) with an Allen Bradley Micrologix 1200 PLC.

b.	Connect temperature probes to Bentley Nevada 3500 monitor rather than directly to PLC.

c.	Provide Control Logix with RS Logix in lieu of SLC 5/04.

d.	Add three (3) proximity probes and six (6) Remote Temperature Devices.

7.	Gate House Modifications:

a.	Enclosure of the bottom level of Gatehouse with breakaway walls/windows and electrical drops from upper floor.

b.	Moving the stairway to the inside of the building.

Reference the following attached documents:

1)	Estimate for Control Bldg Scope Changes Rev 4 (T-0104)

2)	Payment Milestones (Revised) Bundle Change Order # 2 (17 Mar’06)

3)	Drawing SK-02-101 and 101A (Rev P2)(Control Building-Planned)

4)	Drawings A1-4A1-00001, 00002 and 00003 (Rev 00A)(Control Building-As Changed)

5)	Estimate-Bundle Change Order for 1) Misc. Instrument Changes and 2) Gate House Modifications (T-0097) (3 pages)

6)	Drawing SK-02-108, Rev. P2 (Gate House- Planned)

7)	Drawings A-4B1-00011 and 00013, both Rev. 00A (Gate House As Changed)

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 028 DATE OF CHANGE ORDER: March 30, 2006 Control Building and Bundle of Miscellaneous Changes No. 2

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 thru 0027)	$64,844,608
The Contract Price prior to this Change Order was	$711,780,608
The Contract Price will be increased by this Change Order in the amount of	$962,333
The new Contract Price including this Change Order will be	$712,742,941

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1247 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone- Control Building Size Increase (T-0104).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 028 DATE OF CHANGE ORDER: March 30, 2006 Control Building and Bundle of Miscellaneous Changes No. 2

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title

4-26-06	May 4, 2006
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

4-26-06
Date of Signing

/s/ Keith Meyer
* Keith Meyer
President Cheniere LNG

April 25, 06
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

April, 25, 2006
Date of Signing

*	Required Owner signature — Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-029 DATE OF CHANGE ORDER: March 31, 2006 Project: Marine Berth Changes

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Implement the following Marine Berth changes:

•	Provide upper slope protection in the Marine Berth above the -4.5 ft elevation shelf in accordance with the attached current proposed design. Design and slope protection will be finalized with the lump sum cost estimate. Bechtel is to advise Owner immediately if the cost of this change is expected to exceed $8.5MM

Contractor shall proceed with the design changes and prepare detailed Lump Sum cost estimates. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on March 30, 2006.

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Charif Souki	/s/ Stan Horton
* Charif Souki	* Stan Horton
Chairman	President and COO Cheniere Energy

3/31/06
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
* Keith Meyer	* Ed Lehotsky
President Cheniere LNG	Owner Representative

3-31-06	31 March 06
Date of Signing	Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

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SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE -031 DATE OF CHANGE ORDER: May 1, 2006 Project : Det-Tronics Eagle Premier Fire and Gas Detection System

You are hereby directed to make the following additions or modifications to, or deductions from, the Work

Contractor is to immediately cease all design efforts associated with the supply of the proposed Notifier based fire panel system for use within the terminal process areas and begin the necessary activities to implement a Det-Tronics Eagle Premier Fire and Gas Detection System, as well as Det-Tronics Triple IR Point Gas, Open Path Gas and IR Flame Detectors for the monitoring of all terminal process areas.

The proposed Notifier NFS fire panel has been deemed acceptable by SPLNG for monitoring of the Administration, Warehouse and Control Buildings. The Jetty, Customs and Switchgear/Electrical buildings shall be monitored by the Det-Tronics system due to their proximity to the process areas. The necessary hardwired cross connections shall be provided to integrate the Det-Tronics and Notifier systems. A Det-Tronics S3 console shall act as the central annunciating console for the combined building and process area fire and gas detection system. A serial interface shall also be provided between the Notifier NFS and the Det-Tronics systems to allow for Notifier data to be passed to, and annunciated via the Det-Tronics S3 console.

SPLNG expects that Bechtel and its subcontractors will work closely with the SPLNG team during the detailed design activities. SPLNG requests that Bechtel assign personnel that are willing to promote a positive, agreeable, and willing attitude in the implementation of this important system.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above by May 1, 2006

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Stan Horton	/s/ Stan Horton
* Charif Souki	* Stan Horton
Chairman	President and COO Cheniere Energy

Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
* Keith Meyer	* Ed Lehotsky
President Cheniere LNG	Owner Representative

5-1-06	4/28/2006
Date of Signing	Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

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